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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): July 15, 1998


                               H.J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                 25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

     (C) EXHIBITS:

     The exhibit listed below relates to the Registration Statement on Form S-3 (Registration No. 333-48017) of the Registrant and is filed herewith for incorporation by reference in such Registration Statement.

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)               Description of Exhibit

     4 Officers' Certificate, dated July 15, 1998, which has attached thereto as an exhibit among others, a form of 6.375% Debentures Due 2028 of the Registrant.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        H.J. HEINZ COMPANY


                                        By /s/ Lawrence J. McCabe
                                           ----------------------------------
                                           Lawrence J. McCabe
                                           Senior Vice President,
                                           General Counsel and Secretary

Dated: July 16, 1998